                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2017
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2017
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2017
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2017
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2017
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2017
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2017
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2017
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.86%    January 1, 2015   December 31, 2016
   Class B Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class C Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class R Shares                        Contractual     1.11%    January 1, 2015   December 31, 2016
   Class R5 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class R6 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class Y Shares                        Contractual     0.61%    January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2017
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2017
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2017
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2017
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                             CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                         ------------ --------------------  ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2017
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class R Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2017
   Class R5 Shares                           Contractual                  1.75%    July 1, 2012      June 30, 2017
   Class R6 Shares                           Contractual                  1.75% September 24, 2012   June 30, 2017
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2017
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class R Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2017
   Class R5 Shares                           Contractual                  1.75%    July 1, 2012      June 30, 2017
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2017
   Investor Class Shares                     Contractual                  2.00%    July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                            Contractual                  1.50%    July 1, 2012      June 30, 2017
   Class B Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2017
   Class C Shares                            Contractual                  2.25%    July 1, 2012      June 30, 2017
   Class Y Shares                            Contractual                  1.25%    July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2017
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2017

Invesco Short Duration High Yield Municipal
  Fund
   Class A Shares                            Contractual                  0.79% September 30, 2015 December 31, 2016
   Class C Shares                            Contractual                  1.54% September 30, 2015 December 31, 2016
   Class R5 Shares                           Contractual                  0.54% September 30, 2015 December 31, 2016
   Class Y Shares                            Contractual                  0.54% September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                            Contractual                  2.00%    July 1, 2012      June 30, 2017
   Class B Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class C Shares                            Contractual                  2.75%    July 1, 2012      June 30, 2017
   Class R5 Shares                           Contractual                  1.75% September 24, 2012   June 30, 2017
   Class R6 Shares                           Contractual                  1.75% September 24, 2012   June 30, 2017
   Class Y Shares                            Contractual                  1.75%    July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                            Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2016
   Class C Shares                            Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R Shares                            Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2016
   Class R5 Shares                           Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R6 Shares                           Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class Y Shares                            Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2017
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual     2.00%      July 1, 2013    June 30, 2017
   Class B Shares                         Contractual     2.75%      July 1, 2013    June 30, 2017
   Class C Shares                         Contractual     2.75%      July 1, 2013    June 30, 2017
   Class R Shares                         Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2017
   Class Y Shares                         Contractual     1.75%      July 1, 2013    June 30, 2017
   Investor Class Shares                  Contractual     2.00%      July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2017
   Class P Shares                         Contractual     1.85%      July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2017
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2017
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2017

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2017
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2017
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2017
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2017
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2017
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2017

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------  ------------------ --------------
Invesco Small Cap Equity Fund
   Class A Shares                           Contractual                  2.00%    July 1, 2009    June 30, 2017
   Class B Shares                           Contractual                  2.75%    July 1, 2009    June 30, 2017
   Class C Shares                           Contractual                  2.75%    July 1, 2009    June 30, 2017
   Class R Shares                           Contractual                  2.25%    July 1, 2009    June 30, 2017
   Class R5 Shares                          Contractual                  1.75%    July 1, 2009    June 30, 2017
   Class R6 Shares                          Contractual                  1.75% September 24, 2012 June 30, 2017
   Class Y Shares                           Contractual                  1.75%    July 1, 2009    June 30, 2017

                                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------  ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.75% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                           Contractual  2.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                           Contractual  2.00% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                           Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual                  0.25%  November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual                  0.25% February 12, 2010  April 30, 2017
   Class B Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class C Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual                  1.00% February 12, 2010  April 30, 2017
   Class R Shares                           Contractual                  0.50%  November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual                  0.00%  November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual                  0.00% September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual                  0.50% February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual                  0.00%  November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual                  0.25%  November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual                  0.25% February 12, 2010  April 30, 2017
   Class B Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class C Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual                  1.00% February 12, 2010  April 30, 2017
   Class R Shares                           Contractual                  0.50%  November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual                  0.00%  November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual                  0.00% September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual                  0.50% February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual                  0.00%  November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual                  0.25%  November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual                  0.25% February 12, 2010  April 30, 2017
   Class B Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class C Shares                           Contractual                  1.00%  November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual                  1.00% February 12, 2010  April 30, 2017
   Class R Shares                           Contractual                  0.50%  November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual                  0.00%  November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual                  0.00% September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual                  0.50% February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual                  0.00%  November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2017
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.00%      May 1, 2016     June 30, 2017
   Class B Shares                                Contractual     2.75%      May 1, 2016     June 30, 2017
   Class C Shares                                Contractual     2.75%      May 1, 2016     June 30, 2017
   Class R Shares                                Contractual     2.25%      May 1, 2016     June 30, 2017
   Class R5 Shares                               Contractual     1.75%      May 1, 2016     June 30, 2017
   Class Y Shares                                Contractual     1.75%      May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2017
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------  ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual                  0.25%    May 1, 2012     April 30, 2017
   Class B Shares                      Contractual                  1.00%    May 1, 2012     April 30, 2017
   Class C Shares                      Contractual                  1.00%    May 1, 2012     April 30, 2017
   Class R Shares                      Contractual                  0.50%    May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual                  0.00%    May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual                  0.00%    May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual                  2.25%    May 1, 2012     June 30, 2017
   Class B Shares                      Contractual                  3.00%    May 1, 2012     June 30, 2017
   Class C Shares                      Contractual                  3.00%    May 1, 2012     June 30, 2017
   Class R Shares                      Contractual                  2.50%    May 1, 2012     June 30, 2017
   Class R5 Shares                     Contractual                  2.00%    May 1, 2012     June 30, 2017
   Class Y Shares                      Contractual                  2.00%    May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual                  2.00%    July 1, 2009    June 30, 2017
   Class B Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2017
   Class C Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2017
   Class R Shares                      Contractual                  2.25%    July 1, 2009    June 30, 2017
   Class R5 Shares                     Contractual                  1.75%    July 1, 2009    June 30, 2017
   Class R6 Shares                     Contractual                  1.75% September 24, 2012 June 30, 2017
   Class Y Shares                      Contractual                  1.75%    July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual                  1.50%    July 1, 2012    June 30, 2017
   Class B Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2017
   Class C Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2017
   Class R Shares                      Contractual                  1.75%    July 1, 2012    June 30, 2017
   Class R5 Shares                     Contractual                  1.25%    July 1, 2012    June 30, 2017
   Class S Shares                      Contractual                  1.40%    July 1, 2012    June 30, 2017
   Class Y Shares                      Contractual                  1.25%    July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual                  2.00%    July 1, 2009    June 30, 2017
   Class B Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2017
   Class C Shares                      Contractual                  2.75%    July 1, 2009    June 30, 2017
   Class R Shares                      Contractual                  2.25%    July 1, 2009    June 30, 2017
   Class R5 Shares                     Contractual                  1.75%    July 1, 2009    June 30, 2017
   Class R6 Shares                     Contractual                  1.75% September 24, 2012 June 30, 2017
   Class Y Shares                      Contractual                  1.75%    July 1, 2009    June 30, 2017
   Investor Class Shares               Contractual                  2.00%    July 1, 2009    June 30, 2017

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual                  1.50%    July 1, 2012    June 30, 2017
   Class B Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2017
   Class C Shares                      Contractual                  2.25%    July 1, 2012    June 30, 2017
   Class R5 Shares                     Contractual                  1.25%    July 1, 2012    June 30, 2017
   Class Y Shares                      Contractual                  1.25%    July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2017
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2017
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30. 2017
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2017
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2017
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2017
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2017
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2017

Invesco Global Sustainable Equity Fund
   Class A Shares                           Contractual     0.85%     June 30, 2016      May 31, 2017
   Class C Shares                           Contractual     1.60%     June 30, 2016      May 31, 2017
   Class R Shares                           Contractual     1.10%     June 30, 2016      May 31, 2017
   Class R5 Shares                          Contractual     0.60%     June 30, 2016      May 31, 2017
   Class R6 Shares                          Contractual     0.60%     June 30, 2016      May 31, 2017
   Class Y Shares                           Contractual     0.60%     June 30, 2016      May 31, 2017

Invesco International Companies Fund
   Class A Shares                           Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares                           Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares                           Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual     1.33%     April 1, 2016     March 31, 2017
   Class B Shares                           Contractual     2.08%     April 1, 2016     March 31, 2017
   Class C Shares                           Contractual     2.08%     April 1, 2016     March 31, 2017
   Class R Shares                           Contractual     1.58%     April 1, 2016     March 31, 2017
   Class R5 Shares                          Contractual     1.08%     April 1, 2016     March 31, 2017
   Class R6 Shares                          Contractual     1.08%     April 1, 2016     March 31, 2017
   Class Y Shares                           Contractual     1.08%     April 1, 2016     March 31, 2017
   Investor Class Shares                    Contractual     1.33%     April 1, 2016     March 31, 2017

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2013      June 30, 2017
   Class B Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2017
   Class C Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2017
   Class R Shares                                 Contractual     2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                                 Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares                                 Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares                                 Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares                                Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares                                Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2017

                               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2017
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30. 2017
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2017
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2017
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2017
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2017
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2017
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2017

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2017
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2017
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2017
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2017
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.54%     April 1, 2016     March 31, 2017
   Class C Shares                                 Contractual     2.29%     April 1, 2016     March 31, 2017
   Class R Shares                                 Contractual     1.79%     April 1, 2016     March 31, 2017
   Class R5 Shares                                Contractual     1.29%     April 1, 2016     March 31, 2017
   Class R6 Shares                                Contractual     1.29%     April 1, 2016     March 31, 2017
   Class Y Shares                                 Contractual     1.29%     April 1, 2016     March 31, 2017

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2017
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2017
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2017
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2017
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2017
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2017
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014     February 28, 2017
   Class C Shares                                 Contractual     2.15%      May 2, 2014     February 28, 2017
   Class R Shares                                 Contractual     1.65%      May 2, 2014     February 28, 2017
   Class Y Shares                                 Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R5 Shares                                Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R6 Shares                                Contractual     1.15%      May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.65%     March 1, 2016    February 28, 2017
   Class C Shares                                 Contractual     2.40%     March 1, 2016    February 28, 2017
   Class R Shares                                 Contractual     1.90%     March 1, 2016    February 28, 2017
   Class R5 Shares                                Contractual     1.40%     March 1, 2016    February 28, 2017
   Class R6 Shares                                Contractual     1.40%     March 1, 2016    February 28, 2017
   Class Y Shares                                 Contractual     1.40%     March 1, 2016    February 28, 2017

Invesco Global Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.65%     March 1, 2016    February 28, 2017
   Class C Shares                             Contractual     2.40%     March 1, 2016    February 28, 2017
   Class R Shares                             Contractual     1.90%     March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual     1.40%     March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual     1.40%     March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual     1.40%     March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2017
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                            Contractual     2.00%      July 1, 2009      June 30, 2017
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2017

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2017
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2017
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.47%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     1.97%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.47%   December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual     1.50%    August 29, 2014   February 28, 2017
   Class C Shares                             Contractual     2.25%    August 29, 2014   February 28, 2017
   Class R Shares                             Contractual     1.75%    August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual     1.25%    August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual     1.25%    August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual     1.25%    August 29, 2014   February 28, 2017

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.18%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     1.68%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.18%   December 17, 2013  February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 28, 2017

See page 17 for footnotes to Exhibit A.

                                 CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                             ------------ --------------------  ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual                  2.25%    July 1, 2012      June 30, 2017
   Class B Shares                Contractual                  3.00%    July 1, 2012      June 30, 2017
   Class C Shares                Contractual                  3.00%    July 1, 2012      June 30, 2017
   Class R Shares                Contractual                  2.50%    July 1, 2012      June 30, 2017
   Class R5 Shares               Contractual                  2.00%    July 1, 2012      June 30, 2017
   Class Y Shares                Contractual                  2.00%    July 1, 2012      June 30, 2017

Invesco Premium Income Fund
   Class A Shares                Contractual                  1.05%   March 1, 2015    February 28, 2017
   Class C Shares                Contractual                  1.80%   March 1, 2015    February 28, 2017
   Class R Shares                Contractual                  1.30%   March 1, 2015    February 28, 2017
   Class R5 Shares               Contractual                  0.80%   March 1, 2015    February 28, 2017
   Class R6 Shares               Contractual                  0.80%   March 1, 2015    February 28, 2017
   Class Y Shares                Contractual                  0.80%   March 1, 2015    February 28, 2017

Invesco Select Companies Fund
   Class A Shares                Contractual                  2.00%    July 1, 2009      June 30, 2017
   Class B Shares                Contractual                  2.75%    July 1, 2009      June 30, 2017
   Class C Shares                Contractual                  2.75%    July 1, 2009      June 30, 2017
   Class R Shares                Contractual                  2.25%    July 1, 2009      June 30, 2017
   Class R5 Shares               Contractual                  1.75%    July 1, 2009      June 30, 2017
   Class Y Shares                Contractual                  1.75%    July 1, 2009      June 30, 2017

Invesco Strategic Income Fund
   Class A Shares                Contractual  0.85% less net AFFE*     May 2, 2014     February 28, 2017
   Class C Shares                Contractual  1.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R Shares                Contractual  1.10% less net AFFE*     May 2, 2014     February 28, 2017
   Class Y Shares                Contractual  0.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R5 Shares               Contractual  0.60% less net AFFE*     May 2, 2014     February 28, 2017
   Class R6 Shares               Contractual  0.60% less net AFFE*     May 2, 2014     February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                Contractual  1.04% less net AFFE*   October 14, 2014  February 28, 2017
   Class C Shares                Contractual  1.79% less net AFFE*   October 14, 2014  February 28, 2017
   Class R Shares                Contractual  1.29% less net AFFE*   October 14, 2014  February 28, 2017
   Class Y Shares                Contractual  0.79% less net AFFE*   October 14, 2014  February 28, 2017
   Class R5 Shares               Contractual  0.79% less net AFFE*   October 14, 2014  February 28, 2017
   Class R6 Shares               Contractual  0.79% less net AFFE*   October 14, 2014  February 28, 2017

                 AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                             ------------ --------------------  ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual                  1.50%    July 1, 2012      June 30, 2017
   Class B Shares                Contractual                  2.25%    July 1, 2012      June 30, 2017
   Class C Shares                Contractual                  2.25%    July 1, 2012      June 30, 2017
   Class R Shares                Contractual                  1.75%    July 1, 2012      June 30, 2017
   Class R5 Shares               Contractual                  1.25%    July 1, 2012      June 30, 2017
   Class R6 Shares               Contractual                  1.25% September 24, 2012   June 30, 2017
   Class Y Shares                Contractual                  1.25%    July 1, 2012      June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                Contractual                  2.00%    July 1, 2009      June 30, 2017
   Class B Shares                Contractual                  2.75%    July 1, 2009      June 30, 2017
   Class C Shares                Contractual                  2.75%    July 1, 2009      June 30, 2017
   Class R Shares                Contractual                  2.25%    July 1, 2009      June 30, 2017
   Class R5 Shares               Contractual                  1.75%    July 1, 2009      June 30, 2017
   Class R6 Shares               Contractual                  1.75% September 24, 2012   June 30, 2017
   Class Y Shares                Contractual                  1.75%    July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                             ------------ ----------  ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                Contractual     1.50%       July 1, 2013    June 30, 2017
   Class B Shares                                Contractual     2.25%       July 1, 2013    June 30, 2017
   Class C Shares                                Contractual     2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares                               Contractual     1.25%       July 1, 2013    June 30, 2017
   Class R6 Shares                               Contractual     1.25%       July 1, 2013    June 30, 2017
   Class Y Shares                                Contractual     1.25%       July 1, 2013    June 30, 2017
   Investor Class Shares                         Contractual     1.50%       July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual     0.55%    December 31, 2015  June 30, 2017
   Class A2 Shares                               Contractual     0.45%    December 31, 2015  June 30, 2017
   Class R5 Shares                               Contractual     0.30%    December 31, 2015  June 30, 2017
   Class R6 Shares                               Contractual     0.30%    December 31, 2015  June 30, 2017
   Class Y Shares                                Contractual     0.30%    December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                                Contractual     2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                               Contractual     1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                Contractual     1.75%       July 1, 2012    June 30, 2017
   Investor Class Shares                         Contractual     2.00%       July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                Contractual     1.40%       July 1, 2013    June 30, 2017
   Class C Shares                                Contractual     1.75%/2/    July 1, 2013    June 30, 2017
   Class R Shares                                Contractual     1.75%       July 1, 2013    June 30, 2017
   Class R5 Shares                               Contractual     1.25%       July 1, 2013    June 30, 2017
   Class R6 Shares                               Contractual     1.25%       July 1, 2013    June 30, 2017
   Class Y Shares                                Contractual     1.25%       July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                Contractual     1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.25%       July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.25%       July 1, 2012    June 30, 2017
   Investor Class Shares                         Contractual     1.50%       July 1, 2012    June 30, 2017

                                 AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                             ------------ ----------  ------------------ -------------
Invesco American Value Fund
   Class A Shares                                Contractual     2.00%       July 1, 2013    June 30, 2017
   Class B Shares                                Contractual     2.75%       July 1, 2013    June 30, 2017
   Class C Shares                                Contractual     2.75%       July 1, 2013    June 30, 2017
   Class R Shares                                Contractual     2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares                               Contractual     1.75%       July 1, 2013    June 30, 2017
   Class R6 Shares                               Contractual     1.75%       July 1, 2013    June 30, 2017
   Class Y Shares                                Contractual     1.75%       July 1, 2013    June 30, 2017

Invesco Comstock Fund
   Class A Shares                                Contractual     2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                               Contractual     1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                Contractual     1.75%       July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class R5 Shares                   Contractual     1.75%     July 1, 2009     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2017
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2016
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2016
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2016

Invesco Dividend Income Fund
   Class A Shares                    Contractual     2.00%   September 1, 2016  June 30, 2017
   Class B Shares                    Contractual     2.75%   September 1, 2016  June 30, 2017
   Class C Shares                    Contractual     2.75%   September 1, 2016  June 30, 2017
   Class R5 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2017
   Class R6 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2017
   Class Y Shares                    Contractual     1.75%   September 1, 2016  June 30, 2017
   Investor Class Shares             Contractual     2.00%   September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2017
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%    August 1, 2015    June 30, 2017
   Class B Shares                    Contractual     2.75%    August 1, 2015    June 30, 2017
   Class C Shares                    Contractual     2.75%    August 1, 2015    June 30, 2017
   Class R Shares                    Contractual     2.25%    August 1, 2015    June 30, 2017
   Class R5 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2017
   Class R6 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2017
   Class Y Shares                    Contractual     1.75%    August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2017

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2017
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2017
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2017
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2017
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ----------------- -----------------
Invesco Value Opportunities Fund
   Class A Shares                                     Contractual     2.00%     July 1, 2012      June 30, 2017
   Class B Shares                                     Contractual     2.75%     July 1, 2012      June 30, 2017
   Class C Shares                                     Contractual     2.75%     July 1, 2012      June 30, 2017
   Class R Shares                                     Contractual     2.25%     July 1, 2012      June 30, 2017
   Class R5 Shares                                    Contractual     1.75%     July 1, 2012      June 30, 2017
   Class Y Shares                                     Contractual     1.75%     July 1, 2012      June 30, 2017

                                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ----------------- -----------------
Invesco High Yield Municipal Fund
   Class A Shares                                     Contractual     1.50%     July 1, 2012      June 30, 2017
   Class B Shares                                     Contractual     2.25%     July 1, 2012      June 30, 2017
   Class C Shares                                     Contractual     2.25%     July 1, 2012      June 30, 2017
   Class R5 Shares                                    Contractual     1.25%     July 1, 2012      June 30, 2017
   Class Y Shares                                     Contractual     1.25%     July 1, 2012      June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                     Contractual     0.84%     July 1, 2016      June 30, 2017
   Class B Shares                                     Contractual     1.59%     July 1, 2016      June 30, 2017
   Class C Shares                                     Contractual     1.59%     July 1, 2016      June 30, 2017
   Class Y Shares                                     Contractual     0.59%     July 1, 2016      June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                                     Contractual     1.50%     July 1, 2013      June 30, 2017
   Class B Shares                                     Contractual     2.25%     July 1, 2013      June 30, 2017
   Class C Shares                                     Contractual     2.25%     July 1, 2013      June 30, 2017
   Class Y Shares                                     Contractual     1.25%     July 1, 2013      June 30, 2017
   Investor Class                                     Contractual     1.50%     July 15, 2013     June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                     Contractual     1.50%     July 1, 2012      June 30, 2017
   Class B Shares                                     Contractual     2.25%     July 1, 2012      June 30, 2017
   Class C Shares                                     Contractual     2.25%     July 1, 2012      June 30, 2017
   Class Y Shares                                     Contractual     1.25%     July 1, 2012      June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                     Contractual     1.50%     July 1, 2012      June 30, 2017
   Class A2 Shares                                    Contractual     1.25%     July 1, 2012      June 30, 2017
   Class C Shares                                     Contractual     2.25%     June 30, 2013     June 30, 2017
   Class R5 Shares                                    Contractual     1.25%     July 1, 2012      June 30, 2017
   Class Y Shares                                     Contractual     1.25%     July 1, 2012      June 30, 2017

                                            INVESCO MANAGEMENT TRUST

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund Institutional Class  Contractual     0.28%     July 1, 2014    December 31, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO SECURITIES TRUST

                                       CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION  CURRENT LIMIT           DATE
----                                   ------------  ---------- -----------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                      Contractual     1.15%    January 16, 2013   February 28, 2017

/*/ ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF
     FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.26%     June 1, 2016    December 31, 2016
   Corporate Class                  Contractual     0.21%     June 1, 2016    December 31, 2016
   Institutional Class              Contractual     0.18%     June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual     0.73%     June 1, 2016    December 31, 2016
   Private Investment Class         Contractual     0.48%     June 1, 2016    December 31, 2016
   Reserve Class                    Contractual     1.05%     June 1, 2016    December 31, 2016
   Resource Class                   Contractual     0.34%     June 1, 2016    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.26%     June 1, 2016    December 31, 2016
   Corporate Class                  Contractual     0.21%     June 1, 2016    December 31, 2016
   Institutional Class              Contractual     0.18%     June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual     0.73%     June 1, 2016    December 31, 2016
   Private Investment Class         Contractual     0.43%     June 1, 2016    December 31, 2016
   Reserve Class                    Contractual     1.05%     June 1, 2016    December 31, 2016
   Resource Class                   Contractual     0.34%     June 1, 2016    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.26%     June 1, 2016    December 31, 2016
   Corporate Class                  Contractual     0.21%     June 1, 2016    December 31, 2016
   Institutional Class              Contractual     0.18%     June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual     0.73%     June 1, 2016    December 31, 2016
   Private Investment Class         Contractual     0.48%     June 1, 2016    December 31, 2016
   Reserve Class                    Contractual     1.05%     June 1, 2016    December 31, 2016
   Resource Class                   Contractual     0.38%     June 1, 2016    December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual     0.26%     June 1, 2016    December 31, 2016
   Corporate Class                  Contractual     0.21%     June 1, 2016    December 31, 2016
   Institutional Class              Contractual     0.18%     June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual     0.73%     June 1, 2016    December 31, 2016
   Private Investment Class         Contractual     0.48%     June 1, 2016    December 31, 2016
   Reserve Class                    Contractual     1.05%     June 1, 2016    December 31, 2016
   Resource Class                   Contractual     0.34%     June 1, 2016    December 31, 2016

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class            Contractual     0.28%     June 1, 2016    December 31, 2016
   Corporate Class                  Contractual     0.23%     June 1, 2016    December 31, 2016
   Institutional Class              Contractual     0.20%     June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual     0.75%     June 1, 2016    December 31, 2016
   Private Investment Class         Contractual     0.45%     June 1, 2016    December 31, 2016
   Reserve Class                    Contractual     1.07%     June 1, 2016    December 31, 2016
   Resource Class                   Contractual     0.36%     June 1, 2016    December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual     0.26%     June 1, 2016    December 31, 2016
   Corporate Class                  Contractual     0.21%     June 1, 2016    December 31, 2016
   Institutional Class              Contractual     0.18%     June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual     0.73%     June 1, 2016    December 31, 2016
   Private Investment Class         Contractual     0.48%     June 1, 2016    December 31, 2016
   Reserve Class                    Contractual     1.05%     June 1, 2016    December 31, 2016
   Resource Class                   Contractual     0.34%     June 1, 2016    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------  ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual                  2.00%   July 1, 2014    June 30, 2017
   Series II Shares                            Contractual                  2.25%   July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                             Contractual                  2.00%   July 1, 2012    June 30, 2017
   Series II Shares                            Contractual                  2.25%   July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual                  0.78%   May 1, 2013     April 30, 2017
   Series II Shares                            Contractual                  1.03%   May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual                  2.00%   May 1, 2013     June 30, 2017
   Series II Shares                            Contractual                  2.25%   May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual                  0.61%  April 30, 2015   April 30, 2017
   Series II Shares                            Contractual                  0.86%  April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual                  2.00%   May 1, 2013     June 30, 2017
   Series II Shares                            Contractual                  2.25%   May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual                  2.00%   July 1, 2012    June 30, 2017
   Series II Shares                            Contractual                  2.25%   July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual                  1.50%   July 1, 2012    June 30, 2017
   Series II Shares                            Contractual                  1.75%   July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual                  2.25%   July 1, 2012    June 30, 2017
   Series II Shares                            Contractual                  2.50%   July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual                  2.00%   May 1, 2013     June 30, 2017
   Series II Shares                            Contractual                  2.25%   May 1, 2013     June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual                  2.00%   May 1, 2013     June 30, 2017
   Series II Shares                            Contractual                  2.25%   May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual     0.78%     May 1, 2013     April 30, 2017
   Series II Shares                        Contractual     1.03%     May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     1.50%     May 1, 2014     June 30, 2017
   Series II Shares                        Contractual     1.75%     May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%     July 1, 2012    June 30, 2017
   Series II Shares                        Contractual     2.50%     July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual     2.00%     May 1, 2015     June 30, 2017
   Series II Shares                        Contractual     2.25%     May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual     2.00%     July 1, 2014    June 30, 2017
   Series II Shares                        Contractual     2.25%     July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2017
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2017
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary      0.83%     July 1, 2016         N/A

                                 INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust            Voluntary      0.71%     July 1, 2016         N/A

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 6
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of June 1, 2016, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, by and between Short-Term Investments Trust, a Delaware statutory trust, and Invesco Aim Advisors Inc., formerly A I M Advisors, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to permanently reduce the advisory fee payable by Tax-Free Cash Reserve Portfolio;

   NOW, THEREFORE, the parties agree as follows;

   1. Schedule A and Schedule B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "SCHEDULE A
                           FUNDS AND EFFECTIVE DATES

 NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
 ------------                           -------------------------------------
 Government & Agency Portfolio                      June 1, 2000

 Government TaxAdvantage Portfolio                  June 1, 2000

 Liquid Assets Portfolio                          November 24, 2003

 STIC Prime Portfolio                             November 24, 2003

 Tax-Free Cash Reserve Portfolio                   April 30, 2008

 Treasury Portfolio                                 June 1, 2000

                                  SCHEDULE B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                           LIQUID ASSETS PORTFOLIO
                             STIC PRIME PORTFOLIO
                              TREASURY PORTFOLIO
        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        All Assets                                             0.15%

                        GOVERNMENT & AGENCY PORTFOLIO

        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        All Assets                                             0.10%

                      GOVERNMENT TAXADVANTAGE PORTFOLIO

        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        First $250 million                                     0.20%
        Over $250 million up to and including $500 million     0.15%
        Over $500 million                                      0.10%

                       TAX-FREE CASH RESERVE PORTFOLIO

        NET ASSETS                                          ANNUAL RATE
        ----------                                          -----------
        All Assets                                             0.20%"

   2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                             SHORT-TERM INVESTMENTS TRUST

Attest:  /s/ Peter Davidson                  By: /s/ John M. Zerr
         -------------------------------         ------------------------------
         Assistant Secretary                     John M. Zerr
                                                 Senior Vice President

(SEAL)

                                             INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                  By: /s/ John M. Zerr
         -------------------------------         ------------------------------
         Assistant Secretary                     John M. Zerr
                                                 Senior Vice President
(SEAL)